UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                        Date of Report: November 12, 2001
                        (Date of earliest event reported)


                               EGAN SYSTEMS, INC.
             (Except name of Registrant as specified in its Charter)


          Delaware                   2-95836-NY                13-3250816
(State or other jurisdiction    (Commission File No.)         (IRS Employer
     of incorporation)                                    Identification Number)


4904 Waters Edge Drive, Suite 160, Raleigh, NC                       27604
   (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (919) 851-2239


                       150 Lincoln Ave. Holbrook, NY 11741
          (Former name or former address, if changed since last report)

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Item 5. Other Events

In September 2001, the Company's Chairman, Edward J. Egan, passed away. The Company's current management does not plan to change the strategic direction of the Company.

The Company has moved its headquarters to its facility located at 4904 Waters Edge Drive, Suite 160, Raleigh, NC 27604 and closed its office which was located at 1501 Lincoln Avenue, Holbrook, NY 11741.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Registrant                              EGAN SYSTEMS, INC.


Date: November 12, 2001                 By:  /s/  Ralph Jordan
                                             ----------------------------------
                                             Ralph Jordan
                                             President